                                                                     EXHIBIT 4.1





               -------------------------------------------------

                                PULTE CORPORATION


                            -------------------------


                              INDENTURE SUPPLEMENT

                           DATED AS OF MARCH 20, 1998


                            -------------------------


                              THE BANK OF NEW YORK

                                     TRUSTEE



               -------------------------------------------------

                             SENIOR DEBT SECURITIES

         INDENTURE SUPPLEMENT dated as of March 20, 1998, among PULTE CORPORATION, a Michigan corporation ("Company"), located at 33 Bloomfield Hills Parkway, Suite 200, Bloomfield Hills, Michigan 48304, THE BANK OF NEW YORK, as Successor Trustee to NationsBank of Georgia, National Association ("Trustee"), PULTE HOME CORPORATION ("Pulte Home"), and the subsidiaries of Pulte Home set forth on the signature pages hereto (Pulte Home and such wholly-owned subsidiaries and, as applicable, any successor who replaces such Guarantor pursuant to the applicable provisions of this Indenture Supplement and, thereafter, such successor, all together the "Guarantors").

         The Company, the Trustee and the Guarantors have entered into an Indenture dated as of December 1, 1993 as amended by the Indenture Supplement dated as of August 27, 1997 (the "Indenture") pursuant to which the Trustee acts as trustee for the holders of the Company's 7% Senior Notes due December 20, 2003 and the Company's 8-3/8% Senior Notes due August 23, 2004. Capitalized terms used in this Indenture Supplement and not otherwise defined shall have the meanings set forth in the Indenture.

         Builders' Supply & Lumber Co., Inc. ("BSL"), a Michigan corporation, is a Guarantor and Restricted Subsidiary under the Indenture.

         BSL desires to sell substantially all of its assets to BSL Acquisition Corp. pursuant to the Asset Purchase Agreement dated as of February 6, 1998 among BSL Acquisition Corp., BSL and Pulte Home Corporation.

         The parties hereto desire to amend the Indenture to release BSL as a Guarantor and to waive the Indenture provisions applicable to such sale in order to allow the proposed sale to take place.

         Section 902 of the Indenture permits the Company and the Trustee to execute supplements to the Indenture for the purpose of amending the terms of the Indenture with the consent of the Holders of not less than a majority in the principal amount of all Outstanding Securities affected by such supplemental indenture.

         Pursuant to a solicitation of Bondholder consents dated February 23, 1998, consents from Holders of Outstanding Securities sufficient to approve this Supplemental Indenture have been received, and the other requirements for execution of this Supplemental Indenture have been satisfied.

         NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

         For and in consideration of the premises and the mutual covenants and agreements contained herein and subject to consummation of the sale of the assets of BSL to BSL Acquitisition Corp., as described above, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

         1. BSL is hereby released as a Guarantor under the Indenture and is hereby released from and relieved of its obligations under Article Sixteen of the Indenture.

         2. The Indenture provisions applicable to the sale of the assets of BSL are hereby waived.

         3. The Indenture, as supplemented by and together with this Indenture Supplement, shall be read, taken and construed as one and the same instrument.

         4. This Indenture Supplement may be executed in any number of counterparts, each of which so executed shall be deemed an original, but all of such counterparts shall together constitute but one and the same instrument.

         5. This Indenture Supplement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture Supplement to be duly executed as of the day and year first above written.

                                             THE BANK OF NEW YORK,
                                               as Trustee


                                             By: /s/ Heidi Van Horn-Bash
                                                 ------------------------------
                                                 Name:  Heidi Van Horn-Bash
                                                 Title: Agent


                                             PULTE CORPORATION


                                             By: /s/ Vincent J. Frees
                                                 ------------------------------
                                                 Name:  Vincent J. Frees
                                                 Title: Vice President
Attest: /s/ Calvin R. Boyd
        ---------------------------
                                             BUILDERS' SUPPLY & LUMBER CO., INC.


                                             By: /s/ Vincent J. Frees
                                                 ------------------------------
                                                 Name:  Vincent J. Frees
                                                 Title: Vice President
Attest: /s/ Calvin R. Boyd
        ---------------------------

                                                CAMBRIDGE SOFTWARE, INC.


                                                By: /s/ Vincent J. Frees
                                                    ---------------------------
                                                Name:   Vincent J. Frees
                                                Title:  Vice President
Attest: /s/ Calvin R. Boyd
        ----------------------------
                                                CANTERBURY COMMUNITIES, INC.


                                                By: /s/ Vincent J. Frees
                                                    ---------------------------
                                                Name:   Vincent J. Frees
                                                Title:  Vice President
Attest: /s/ Calvin R. Boyd
        ----------------------------

                                                CANTERBURY DIVERSIFIED BUILDING
                                                CORP.


                                                By: /s/ Vincent J. Frees
                                                    ---------------------------
                                                Name:   Vincent J. Frees
                                                Title:  Vice President
Attest: /s/ Calvin R. Boyd
        ---------------------------
                                                CEIBA HOMES, INC.


                                                By: /s/ Vincent J. Frees
                                                    ---------------------------
                                                Name:   Vincent J. Frees
                                                Title:  Vice President
Attest: /s/ Calvin R. Boyd
        ---------------------------
                                                CHARLOTTE CLASSIC HOMES, INC.


                                                By: /s/ Vincent J. Frees
                                                    ---------------------------
                                                Name:   Vincent J. Frees
                                                Title:  Vice President
Attest: /s/ Calvin R. Boyd
        -------------------------

                                                DEAN REALTY COMPANY


                                                By: /s/ Vincent J. Frees
                                                    ---------------------------
                                                Name:   Vincent J. Frees
                                                Title:  Vice President
Attest: /s/ Calvin R.  Boyd
        -----------------------
                                                GREENSBORO CLASSIC HOMES, INC.


                                                By: /s/ Vincent J. Frees
                                                    ---------------------------
                                                Name:   Vincent J. Frees
                                                Title:  Vice President
Attest: /s/ Calvin R. Boyd
        -----------------------
                                                GULF PARTNERS, INC.


                                                By: /s/ Vincent J. Frees
                                                    ---------------------------
                                                Name:   Vincent J. Frees
                                                Title:  Vice President
Attest: /s/ Calvin R. Boyd
        -----------------------
                                                GURABO HOMES, INC.


                                                By: /s/ Vincent J. Frees
                                                    ---------------------------
                                                Name:   Vincent J. Frees
                                                Title:  Vice President
Attest: /s/ Calvin R. Boyd
        -----------------------
                                                JAMES T. LYNCH, INC.


                                                By: /s/ Vincent J. Frees
                                                    ---------------------------
                                                Name:   Vincent J. Frees
                                                Title:  Vice President
Attest: /s/ Calvin R. Boyd
        -----------------------

                                                OAKTON BUILDING CORPORATION


                                                By: /s/ Vincent J. Frees
                                                    ---------------------------
                                                Name:   Vincent J. Frees
                                                Title:  Vice President
Attest: /s/ Calvin R. Boyd
        -----------------------
                                                PALMVILLE DEVELOPMENT CORP.


                                                By: /s/ Vincent J. Frees
                                                    ---------------------------
                                                Name:   Vincent J. Frees
                                                Title:  Vice President
Attest: /s/ Calvin R. Boyd
        -----------------------
                                                PHC TITLE CORPORATION

                                                By: /s/ Vincent J. Frees
                                                    ---------------------------
                                                Name:   Vincent J. Frees
                                                Title:  Vice President
Attest: /s/ Calvin R. Boyd
        -----------------------
                                                PHT TITLE CORPORATION

                                                By: /s/ Vincent J. Frees
                                                    ---------------------------
                                                Name:   Vincent J. Frees
                                                Title:  Vice President
Attest: /s/ Calvin R. Boyd
        ----------------------
                                                PBW CORPORATION

                                                By: /s/ Vincent J. Frees
                                                    ---------------------------
                                                Name:   Vincent J. Frees
                                                Title:  Vice President
Attest: /s/ Calvin R. Boyd
        ----------------------
                                                PHM REALTY, INC.


                                                By: /s/ Vincent J. Frees
                                                    ---------------------------
                                                Name:   Vincent J. Frees
                                                Title:  Vice President
Attest: /s/ Calvin R. Boyd
        ----------------------

                                         PRESERVE I, INC.
                                         (f/k/a Marengo corporation)


                                         By: /s/ Vincent J. Frees
                                             ----------------------------------
                                         Name:   Vincent J. Frees
                                         Title:  Vice President
Attest: /s/ Calvin R. Boyd
        ----------------------
                                         PRESERVE II, INC.
                                         (f/k/a Pine Ridge Building Corporation)


                                         By: /s/ Vincent J. Frees
                                             ----------------------------------
                                         Name:   Vincent J. Frees
                                         Title:  Vice President
Attest: /s/ Calvin R. Boyd
        ----------------------
                                         PULTE DEVELOPMENT CORPORATION


                                         By: /s/ Vincent J. Frees
                                             ----------------------------------
                                         Name:   Vincent J. Frees
                                         Title:  Vice President
Attest: /s/ Calvin R. Boyd
        ----------------------
                                         PULTE HOME CARRIBEAN CORPORATION


                                         By: /s/ Vincent J. Frees
                                             ----------------------------------
                                         Name:   Vincent J. Frees
                                         Title:  Vice President
Attest: /s/ Calvin R. Boyd
        ----------------------

                                         PULTE HOME CORPORATION


                                         By: /s/ Vincent J. Frees
                                             ----------------------------------
                                         Name:   Vincent J. Frees
                                         Title:  Vice President
Attest: /s/ Calvin R. Boyd
        ----------------------

                                          PULTE HOME CORPORATION OF
                                          THE DELAWARE VALLEY


                                          By: /s/ Vincent J. Frees
                                              ---------------------------------
                                          Name:   Vincent J. Frees
                                          Title:  Vice President
Attest: /s/ Calvin R. Boyd
        -------------------------
                                          PULTE HOME CORPORATION
                                          OF MASSACHUSETTS


                                          By: /s/ Vincent J. Frees
                                              ---------------------------------
                                          Name:   Vincent J. Frees
                                          Title:  Vice President
Attest: /s/ Calvin R. Boyd
        -------------------------
                                          PULTE HOMES OF TEXAS L.P.
                                          By Pulte Nevada I, Inc.
                                          Its General Partner


                                          By: /s/ Vincent J. Frees
                                              ---------------------------------
                                          Name:   Vincent J. Frees
                                          Title:  Vice President
Attest: /s/ Calvin R. Boyd
        ------------------------
                                          PULTE HOMES OF GREATER KANSAS
                                          CITY, INC.


                                          By: /s/ Vincent J. Frees
                                              ---------------------------------
                                          Name:   Vincent J. Frees
                                          Title:  Vice President
Attest: /s/ Calvin R. Boyd
        ------------------------
                                          PULTE HOMES OF MICHIGAN CORPORATION


                                          By: /s/ Vincent J. Frees
                                              ---------------------------------
                                          Name:   Vincent J. Frees
                                          Title:  Vice President
Attest: /s/ Calvin R. Boyd
        ------------------------

                                         PULTE HOMES OF MINNESOTA
                                         CORPORATION (f/k/a Marv
                                         Anderson Homes, Inc.)


                                         By: /s/ Vincent J. Frees
                                             ----------------------------------
                                         Name:   Vincent J. Frees
                                         Title:  Vice President
Attest: /s/ Calvin R. Boyd
        ------------------------
                                         PULTE HOMES OF OHIO CORPORATION


                                         By: /s/ Vincent J. Frees
                                             ----------------------------------
                                         Name:   Vincent J. Frees
                                         Title:  Vice President
Attest: /s/ Calvin R. Boyd
        ------------------------
                                         PULTE HOMES OF SOUTH CAROLINA, INC.


                                         By: /s/ Vincent J. Frees
                                             ----------------------------------
                                         Name:   Vincent J. Frees
                                         Title:  Vice President
Attest: /s/ Calvin R. Boyd
        ------------------------

                                         PULTE LAND DEVELOPMENT CORPORATION


                                         By: /s/ Vincent J. Frees
                                             ----------------------------------
                                         Name:   Vincent J. Frees
                                         Title:  Vice President
Attest: /s/ Calvin R. Boyd
        ------------------------
                                         PULTE LIFESTYLE COMMUNITIES, INC.


                                         By: /s/ Vincent J. Frees
                                             ----------------------------------
                                         Name:   Vincent J. Frees
                                         Title:  Vice President

Attest: /s/ Calvin R. Boyd
        ------------------------

                                             PULTE PAYROLL CORPORATION


                                             By: /s/ Vincent J. Frees
                                                 ------------------------------
                                             Name:   Vincent J. Frees
                                             Title:  Vice President
Attest: /s/ Calvin R. Boyd
        ------------------------
                                             RALEIGH CLASSIC HOMES, INC.


                                             By: /s/ Vincent J. Frees
                                                 ------------------------------
                                             Name:   Vincent J. Frees
                                             Title:  Vice President
Attest: /s/ Calvin R. Boyd
        ------------------------
                                             SALINAS BUILDERS, INC.


                                             By: /s/ Vincent J. Frees
                                                 ------------------------------
                                             Name:   Vincent J. Frees
                                             Title:  Vice President
Attest: /s/ Calvin R. Boyd
        ------------------------
                                             SALINAS HOMES, INC.


                                             By: /s/ Vincent J. Frees
                                                 ------------------------------
                                             Name:   Vincent J. Frees
                                             Title:  Vice President
Attest: /s/ Calvin R. Boyd
        ------------------------
                                             SEAN/CHRISTOPHER HOMES, INC.


                                             By: /s/ Vincent J. Frees
                                                 ------------------------------
                                             Name:   Vincent J. Frees
                                             Title:  Vice President
Attest: /s/ Calvin R. Boyd
        ------------------------

                                          SPRINGFIELD GOLF CLUB, INC.


                                          By: /s/ Vincent J. Frees
                                              ----------------------------------
                                          Name:   Vincent J. Frees
                                          Title:  Vice President
Attest: /s/ Calvin R. Boyd
        ------------------------

                                          WIL CORPORATION


                                          By: /s/ Vincent J. Frees
                                              ----------------------------------
                                          Name:   Vincent J. Frees
                                          Title:  Vice President
Attest: /s/ Calvin R. Boyd
        ------------------------